                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6651

                 ----------------------------------------------

                              THE CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

  (Name and Address of Agent for Service)                  Copy to:

             Mary Moran Zeven                      Leonard B. Mackey, Jr., Esq.
                 Secretary                            Clifford Chance US LLP
            The China Fund, Inc.                        31 West 52nd Street
            225 Franklin Street                   New York, New York 10019 6131
             Boston, MA 02110

Registrant's telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2004

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Statistics                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     4
                                                                   About the Portfolio Managers        7
                                                                   Schedule of Investments             8
                                                                   Financial Statements               12
                                                                   Notes to Financial Statements      16
                                                                   Report of Independent Registered
                                                                     Public Accounting Firm           20
                                                                   Other Information                  21
                                                                   Dividends and Distributions;
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan           23

THE CHINA FUND, INC.
KEY STATISTICS
================================================================================

--------------------------------------------------------------------------------------
                                      FUND DATA
--------------------------------------------------------------------------------------
            NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                               JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              10,081,913
--------------------------------------------------------------------------------------
       TOTAL NET ASSETS (10/31/04)                       US$264.9 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/04)                       $26.27
--------------------------------------------------------------------------------------
    MARKET PRICE PER SHARE (10/31/04)                         $29.15
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                    TOTAL RETURN
-------------------------------------------------------------------------------------
     PERFORMANCE AS OF
         10/31/04:               NET ASSET VALUE(1)              MARKET PRICE
-------------------------------------------------------------------------------------
         12 MONTHS                      2.12%                       -12.16%
-------------------------------------------------------------------------------------
     3-YEAR CUMULATIVE                 113.64%                      191.14%
-------------------------------------------------------------------------------------
     3-YEAR ANNUALIZED                  28.79%                       42.79%
-------------------------------------------------------------------------------------
     5-YEAR CUMULATIVE                 123.46%                      217.80%
-------------------------------------------------------------------------------------
     5-YEAR ANNUALIZED                  17.45%                       26.02%
-------------------------------------------------------------------------------------
    10-YEAR CUMULATIVE                 109.83%                      105.84%
-------------------------------------------------------------------------------------
    10-YEAR ANNUALIZED                   7.69%                        7.49%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                  DIVIDEND HISTORY
-------------------------------------------------------------------------------------
        RECORD DATE                    INCOME                    CAPITAL GAINS
-------------------------------------------------------------------------------------
         12/31/03                      $0.0700                      $1.710
-------------------------------------------------------------------------------------
         12/26/02                     $0.06397                      $0.1504
-------------------------------------------------------------------------------------
         12/31/01                      $0.1321                        --
-------------------------------------------------------------------------------------
         12/31/99                      $0.1110                        --
-------------------------------------------------------------------------------------
         12/31/98                      $0.0780                        --
-------------------------------------------------------------------------------------
         12/31/97                        --                         $0.5003
-------------------------------------------------------------------------------------
         12/31/96                      $0.0834                        --
-------------------------------------------------------------------------------------
         12/29/95                      $0.0910                        --
-------------------------------------------------------------------------------------
         12/30/94                      $0.0093                      $0.6006
-------------------------------------------------------------------------------------
         12/31/93                      $0.0853                      $0.8250
-------------------------------------------------------------------------------------
         12/31/92                      $0.0434                      $0.0116
-------------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2004
================================================================================

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Chaoda Modern Agriculture (Holdings) Ltd.                    5.59%
---------------------------------------------------------------------------------
 2.  Shanda Interactive Entertainment Ltd.                        3.72%
---------------------------------------------------------------------------------
 3.  BYD Co., Ltd.                                                3.43%
---------------------------------------------------------------------------------
 4.  TCL International Holdings, Ltd.                             3.33%
---------------------------------------------------------------------------------
 5.  Sohu.com Inc.                                                3.33%
---------------------------------------------------------------------------------
 6.  Anhui Expressway Co., Ltd.                                   3.26%
---------------------------------------------------------------------------------
 7.  Xinao Gas Holdings, Ltd.                                     2.95%
---------------------------------------------------------------------------------
 8.  Shenzhen Expressway Co., Ltd.                                2.89%
---------------------------------------------------------------------------------
 9.  Cathay Financial Holding Co., Ltd.                           2.79%
---------------------------------------------------------------------------------
     China International Marine Containers (Group)
10.  Co., Ltd.                                                    2.78%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           LARGEST DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Tomoike Industrial (H. K.) Ltd.                              2.40%
---------------------------------------------------------------------------------
 2.  Captive Finance, Ltd.                                        1.15%
---------------------------------------------------------------------------------
 3.  Global e-Business Services (BVI) Ltd.                        1.15%
---------------------------------------------------------------------------------
 4.  teco Optronics Corp.                                         0.21%
---------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2004.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================

Dear Stockholders,

The last twelve months in China saw continued high economic growth, good progress in corporate profitability and continued reform. The introduction of measures designed to curtail investment in "overheated" sectors of the economy in April, however, caused investor sentiment toward China to turn negative. An increase in inflation, driven by food prices, also raised worries about the future course of interest rates. The net asset value per share of the Fund, therefore, only increased by 2.1% over the year, after taking into consideration the US$1.78 per share distribution paid to shareholders in January 2004. This was slightly behind the index (MSCI Golden Dragon increased by 4.9%) as the smaller, entrepreneurial companies, in which the Fund primarily invests, were neglected in favor of large, state-owned commodity stocks and Hong Kong banks and property developers. We continue to believe that private sector companies remain the best hope for long-term growth in China.

The outlook for the Chinese economy remains good. Food price inflation is already abating, and some of the credit-tightening measures are gradually being eased. The various central government measures to slow the Chinese economy to a more stable rate of growth are creating attractive entry points for new investments. We believe that there is a high likelihood of an upward adjustment in the value of the Chinese currency in the coming financial year. The portfolio is therefore being concentrated on stocks which should benefit from domestic consumer growth, with a reduced weighting towards exporters.

The Fund took profits on some of its best performing holdings early in the financial year, which is likely to result in the largest cash dividend pay-out in the Fund's history. In light of the persistent premium at which the Fund has traded recently, investors should note that this dividend can be taken in stock at a 5% discount to market price as an alternative to cash through the Fund's dividend reinvestment plan. Fund portfolio turnover in the second half of the year has been relatively low (19.98%).

During the six-months ended October 31, 2004, the Direct Investment Manager added one investment to the Direct Investment portfolio, Global e-Business Services (BVI) Ltd., a Hong Kong company. It is a leading e-commerce company in Hong Kong providing on-line electronic processing service of import /export documentation handling. The valuation of Tomoike Industrial (HK) Limited ("Tomoike") has been increased by 169% adding 1.5% to the NAV of the Fund based on the closing value on October 31, 2004. This reflects its substantial sales and profit growth since the Fund's investment in February 2003. Tomoike has now applied to list on the Singapore Stock Exchange.

This past year saw the retirement of two directors, Sir Alan Donald and Burton Levin. Both served on the board since the Fund's establishment in 1992. We thank them for their years of service.

We thank you for your continuing support. If you have any questions, comments or would like additional information on our Fund's holdings, we invite you to visit the Fund's website at www.chinafundinc.com or call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
================================================================================

REVIEW OF LISTED INVESTMENTS
In April 2004, the introduction of credit-tightening measures by China's government triggered concerns of a "hard-landing" for China's economy. As investors in global equity and bond markets worried about the end of cheap money, sentiment towards China remained negative through to August. Performance relative to the benchmark was held back in this period by the Fund's large exposure to management-owned small-caps. The performance of these small-cap companies was behind that of large-cap Hong Kong stocks, which are heavily represented in the index.

At the end of August sentiment improved: oil prices fell back a little and signs of weakness in the US economy calmed fears of rising interest rates and reduced the appeal of the US dollar. The domestic A share market was spurred in September by Premier Wen's call to "accelerate implementation of the nine guidelines". Translated, this was a message to his ministers to push ahead with capital market reform.

Having avoided action while inflation was rising, the government raised interest rates in October, just at the time when inflation appeared to have peaked. The target seems to be some overexcitement in parts of the property market. This rise has raised fears that it will be the first of many. But, as this is the first rise in nine years, it seems likely that the government will take a few months to assess the impact. Also, food prices now seem to be falling and, given their weighting in the consumer price index, this trend is likely to prevail over rising energy costs.

In the first part of the period, we did more selling than buying. In particular, we sold automobile manufacturers, such as China Motor and Brilliance China, due to concerns about oversupply in the industry.

On the buy side, one of the major themes in the middle of the year was our purchase of electronic stocks in Taiwan, which we identified as oversold. Among our purchases were Tripod (PCB manufacturer) and Synnex (IT distributor). Meanwhile, we started investing in NYSE-listed Chindex (medical equipment distribution and hospital management) in July. We topped up our holding in September ahead of the opening of its second hospital in Shanghai.

INVESTMENT STRATEGY
As of October 31, the Fund was 94.4% invested with holdings in 58 companies.

We continue to focus on domestically-orientated consumer stocks. A retreat in commodity prices should ease margin pressure for a number of these companies. Chinese property stocks have suffered from the rate rise, but given that real interest rates remain negative, and the lack of attractive alternative investments, property is likely to return to favor. Having made one move on interest rates, the next seems likely to be on the currency.

One threat to prices comes from the heavy promised supply of new equity in Hong Kong. There is certainly demand for attractively priced IPOs (the Fund participated in the well-received CHINA POWER IPO). But mega deals tend to drag down valuations in the corresponding sectors before pricing of the deal. This has happened for telecoms (Netcom) and seems likely to apply to airlines (Air China) and banks (Minsheng Bank, China Construction Bank etc.) In the case of the oversold telecoms, we are taking advantage of this by subscribing to

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)

NETCOM. We will finance these deals, and the forthcoming dividend, by taking profits on internet and textile names.

After a long period of underperformance, we expect Taiwan's market to rally ahead of the MSCI re-weighting and December election.

REVIEW OF DIRECT INVESTMENTS
The PRC government continues to implement measures to slow the economy and on October 28th raised interest rates for the first time in 9 years. This is an important and desirable shift from administrative measures used to date. As in the years 1993-1995, this rise is likely to be the first of a number of incremental adjustments, which will have a substantial cumulative effect and reposition the economy on a more stable track for future growth.

We are confident regarding the outlook of the Chinese economy given the successful ingredients of low cost production, skilled labor, globalization of the value chain and growing private consumption. We continue to focus on companies that could be beneficiaries of a more sustainable economy after the current tightened cycle.

In June, the Fund added one new investment to its Direct Investment portfolio. We invested in GLOBAL e-BUSINESS SERVICES (BVI) LTD. that is a Hong Kong based e-commerce company mainly engaged in the electronic processing services of import/export documentation for the Hong Kong trading community.

In July, the valuation of TOMOIKE INDUSTRIAL (HK) LIMITED was increased from US$2.35 mn to US$6.33 mn to reflect the substantial increase in the company's audited profits since the investment was made in February 2003. The Company is also seeking approval to list on the Singapore Stock Exchange.

As of October 31, 2004 the Fund's Direct Investment portfolio comprised the following investments:

CAPTIVE FINANCE LIMITED ("CAPTIVE")
Captive is engaged in providing operating and financial leases for technology products (PCs, servers, telecom equipment etc.). It has operations in Greater China, Singapore, Malaysia and Europe. Apart from seeking leasing opportunities within each of its national markets, Captive is also improving cross-selling and other synergies between the Asian and European operations.

TOMOIKE INDUSTRIAL (HK) LIMITED ("TOMOIKE")
Tomoike manufactures a range of component parts for mobile telephones, office equipment and household appliances. Its fastest growing business is the assembly of backlight unit components for the mobile phone industry. For more than a decade, Tomoike has been supplying parts and accessories for office and consumer equipment of major Japanese manufactures. Its business is experiencing profit growth above budget as a result of robust demand of its products, especially the backlight units.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

teco Optronics Corp. ("teco")
teco designs and manufactures organic light emitting diodes ("OLED") displays. It has a technology licensing agreement with Kodak. OLED is a new flat screen display technology that is competing with liquid crystal displays ("LCDs"). teco is a subsidiary of the Teco Group, a substantial Taiwanese business group.

Global e-Business Services (BVI) Ltd. ("GO")
GO engages in operating e-commerce outsourcing services and related business opportunities. GO is a market leader in e-tendering and related business processing outsourcing services in both public and commercial sectors in Hong Kong. In March 2003, GO was awarded one of the two available licenses in Hong Kong to provide and operate the front-end Government Electronic Trading Services and related electronic processing services for the trading community to submit their trade documents online. GO is a subsidiary of Computer And Technologies Holdings Limited, a listed company in Hong Kong.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

DIRECT INVESTMENT MANAGER
Mr. Koh Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct securities. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
================================================================================

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (2.8%)
     China International Marine Containers (Group) Co.,
       Ltd..................................................   3,908,395            $  7,376,414
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES --
            (Cost $2,735,769)                                                2.8%      7,376,414
                                                                             ---    ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (4.1%)
     Nanjing Dahe Outdoor Media Co., Ltd.*+.................  37,500,000               2,119,869
     TCL International Holdings, Ltd. ......................  32,318,000               8,823,248
                                                                                    ------------
                                                                                      10,943,117
                                                                                    ------------
  CONSUMER STAPLES -- (7.1%)
     Chaoda Modern Agriculture (Holdings) Ltd. .............  43,089,900              14,808,953
     Li Ning Co. Ltd.*......................................   5,600,000               2,212,372
     Sino Golf Holdings, Ltd. ..............................  11,835,000               1,885,450
                                                                                    ------------
                                                                                      18,906,775
                                                                                    ------------
  ENERGY -- (0.2%)
     China Power International Development Ltd.*............   1,029,000                 399,913
                                                                                    ------------
  HEALTH CARE -- (3.4%)
     Golden Meditech Co., Ltd. .............................  27,900,000               6,738,871
     Natural Beauty Bio-Technology, Ltd. ...................  32,780,000               2,316,310
                                                                                    ------------
                                                                                       9,055,181
                                                                                    ------------
  INDUSTRIALS -- (6.9%)
     Beiren Printing Machinery Holdings Ltd.+ ..............   7,000,000               2,225,862
     China Fire Safety Enterprise Group Holdings Ltd. ......  50,380,000               3,689,420
     China Shipping Container Lines Co., Ltd.*..............   9,221,000               3,879,845
     Proview International Holdings Ltd. ...................  13,644,000               2,524,232
     TPV Technology, Ltd. ..................................   9,968,000               6,019,092
                                                                                    ------------
                                                                                      18,338,451
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (2.1%)
     Arcontech Corp.(2)*....................................  18,386,000                 408,657
     Solomon Systech Ltd. ..................................  20,698,000               5,212,061
                                                                                    ------------
                                                                                       5,620,718
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004
================================================================================

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  MATERIALS -- (6.0%)
     Asia Aluminum Holdings Ltd. ...........................  18,000,000            $  2,035,074
     Asia Zirconium Ltd. ...................................  13,196,000               1,661,474
     China Rare Earth Holdings, Ltd. .......................  15,254,000               2,136,167
     Fountain Set (Holdings), Ltd. .........................   6,714,000               5,046,175
     Ocean Grand Chemicals Holdings Ltd. ...................  17,379,000               2,098,832
     Zijin Mining Group Co., Ltd. ..........................   7,400,000               2,875,956
                                                                                    ------------
                                                                                      15,853,678
                                                                                    ------------
  TELECOMMUNICATIONS -- (2.7%)
     Comba Telecom Systems Holdings Ltd. ...................  15,356,000               7,003,764
                                                                                    ------------
  UTILITIES -- (3.0%)
     Xinao Gas Holdings, Ltd.*..............................  13,976,000               7,810,831
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $62,077,362)                             35.5%     93,932,428
                                                                            ----    ------------
HONG KONG -- "H" SHARES
  CONSUMER DISCRETIONARY -- (2.0%)
     Weichai Power Co. Ltd. ................................   2,536,000               5,229,370
                                                                                    ------------
  ENERGY -- (1.6%)
     Yanzhou Coal Mining Co. ...............................   3,146,000               4,163,140
                                                                                    ------------
  INDUSTRIALS -- (6.0%)
     BYD Co., Ltd...........................................   3,225,000               9,074,002
     Sinotrans Limited......................................  12,835,000               4,163,728
     Weiqiao Textile Co. Ltd. ..............................   1,854,500               2,692,343
                                                                                    ------------
                                                                                      15,930,073
                                                                                    ------------
  UTILITIES -- (6.1%)
     Anhui Expressway Co., Ltd. ............................  17,778,000               8,622,336
     Shenzhen Expressway Co., Ltd. .........................  21,494,000               7,663,114
                                                                                    ------------
                                                                                      16,285,450
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $26,832,247)                                                    15.7%     41,608,033
                                                                            ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost
            $88,909,609)                                                    51.2%    135,540,461
                                                                            ----    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004
================================================================================

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN
  CONSUMER DISCRETIONARY -- (7.6%)
     Asia Optical Co., Inc. ................................     686,937            $  3,269,660
     Merry Electronics Co., Ltd. ...........................   3,012,016               6,807,580
     Synnex Technologies International, Corp. ..............   4,465,604               6,403,306
     Taiwan FamilyMart Co., Ltd. ...........................   1,567,231               2,439,635
     Taiwan Hon Chuan Enterprise Co., Ltd. .................   1,843,403               1,318,884
                                                                                    ------------
                                                                                      20,239,065
                                                                                    ------------
  FINANCIALS -- (6.6%)
     Cathay Financial Holding Co., Ltd. ....................   3,862,000               7,399,132
     Fubon Financial Holdings Co., Ltd. ....................   5,453,952               5,142,928
     Polaris Securities Co., Ltd. ..........................   9,407,587               4,815,738
                                                                                    ------------
                                                                                      17,357,798
                                                                                    ------------
  INDUSTRIALS -- (3.2%)
     Cheng Shin Rubber Industry Co., Ltd. ..................   3,305,974               3,928,968
     Chicony Electronics Co., Ltd. .........................   3,001,152               3,144,449
     ET Internet Technology Corp.*..........................   2,877,000               1,386,610
                                                                                    ------------
                                                                                       8,460,027
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (7.7%)
     Data Systems Consulting Co., Ltd. .....................   4,237,987               2,613,457
     Radiant Opto-Electronics Corp. ........................   1,890,000               3,366,412
     Soft-World International Corp. ........................     933,457               1,425,125
     Taiwan Green Point Enterprises Co., Ltd. ..............   2,155,749               5,937,103
     Tripod Technology Corp. ...............................   2,503,413               2,960,180
     Vanguard International Semiconductor Corp.*............   3,122,163               1,476,730
     Wintek Corp. ..........................................   2,421,104               2,681,660
                                                                                    ------------
                                                                                      20,460,667
                                                                                    ------------
  MATERIALS -- (3.1%)
     China Metal Products Co., Ltd. ........................   6,328,714               6,877,183
     Yieh United Steel Corp.*...............................   3,500,000               1,435,414
                                                                                    ------------
                                                                                       8,312,597
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $54,918,567)                                28.2%     74,830,154
                                                                            ----    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2004
================================================================================

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
UNITED STATES -- "N" SHARES
  CONSUMER DISCRETIONARY -- (4.0%)
     Chindex International, Inc.*...........................      69,987            $    554,997
     Shanda Interactive Entertainment Ltd.*.................     324,300               9,855,153
                                                                                    ------------
                                                                                      10,410,150
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (3.3%)
     Sohu.com Inc.*.........................................     526,286               8,815,290
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES -- (Cost $5,132,393)             7.3%     19,225,440
                                                                             ----   ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $151,696,338)                                89.5%    236,972,469
                                                                            ----    ------------
DIRECT INVESTMENTS
  FINANCIALS -- (1.1%)
     Captive Finance, Ltd., (acquired 5/24/02)(1)*+.........   2,000,000               3,045,000
                                                                                    ------------
  INDUSTRIALS -- (2.4%)
     Tomoike Industrial (H.K.) Ltd., (acquired
       2/21/03)(1)+.........................................     825,000               6,344,492
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (1.4%)
     Global e-Business Services (BVI) Ltd., (acquired
       6/18/04)(1)*.........................................      40,000               3,040,462
     teco Optronics Corp., (acquired 4/26/04)(1)*...........   1,861,710                 561,406
                                                                                    ------------
                                                                                       3,601,868
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $8,997,200)                      4.9%     12,991,360
                                                                             ---    ------------
TOTAL INVESTMENTS -- (Cost $160,693,538) (Note E)                           94.4%    249,963,829
                                                                            ----    ------------
OTHER ASSETS AND LIABILITIES                                                 5.6%     14,922,146
                                                                             ---    ------------
NET ASSETS                                                                 100.0%   $264,885,975
                                                                           =====    ============

Notes to Schedule of Investments

  * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A and B to the Financial Statements.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

  + Affiliated issuer (see Note G)

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004
================================================================================

ASSETS:
  Investments in listed investments, at value (cost
     $151,696,338) (Note A).................................  $236,972,469
  Investments in direct investments, at value (cost
     $8,997,200) (Notes A and B)............................    12,991,360
  Cash......................................................       292,611
  Foreign currency, at value (cost $14,276,542).............    14,406,796
  Receivable for investments sold...........................       442,779
  Dividends and interest receivable.........................       169,425
                                                              ------------
TOTAL ASSETS................................................   265,275,440
                                                              ============
LIABILITIES:
  Investment management fee payable (Note C)................       206,030
  Administration, custodian and transfer agent fees
     payable................................................        80,568
  Accrued expenses and other liabilities....................       102,867
                                                              ------------
TOTAL LIABILITIES...........................................       389,465
                                                              ------------
TOTAL NET ASSETS............................................  $264,885,975
                                                              ============
COMPOSITION OF NET ASSETS:
  Paid-in capital (Note D)..................................   139,491,406
  Undistributed net investment income.......................     1,978,886
  Accumulated net realized gain on investments and foreign
     currency transactions..................................    34,014,133
  Net unrealized appreciation on investments and foreign
     currency transactions..................................    89,401,550
                                                              ------------
TOTAL NET ASSETS............................................  $264,885,975
                                                              ============
NET ASSET VALUE PER SHARE
  ($264,885,975/10,081,913 shares of common stock
  outstanding)..............................................        $26.27
                                                              ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2004
================================================================================

INVESTMENT INCOME:
  Dividend income -- listed investments (net of tax withheld of $503,396)...........................................  $  5,775,564
  Dividend income -- direct investments.....................        57,797
  Interest income...........................................        12,069
                                                              ------------
     TOTAL INVESTMENT INCOME................................     5,845,430
                                                              ------------
EXPENSES:
  Investment management fees (Note C).......................     2,018,029
  Custodian fees............................................       448,872
  Administration fees.......................................       432,051
  Directors' fees and expenses (Note C).....................       249,883
  Stock dividend tax expense................................       183,968
  Printing and postage......................................       179,159
  Insurance.................................................        88,711
  Audit and tax service fees................................        56,627
  Legal fees................................................        29,957
  Shareholder service fees..................................        26,814
  Stock exchange listing fee................................        22,363
  Transfer agent fees.......................................        18,819
  Miscellaneous expenses....................................         2,206
                                                              ------------
     TOTAL EXPENSES.........................................     3,757,459
                                                              ------------
NET INVESTMENT INCOME.......................................     2,087,971
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......    34,148,625
  Net realized gain on direct investment transactions.......        30,684
  Net realized loss on foreign currency transactions........      (125,991)
                                                              ------------
                                                                34,053,318
                                                              ------------
  Net change in unrealized appreciation on listed
     investments and foreign currency transactions..........   (28,920,149)
  Net change in unrealized appreciation on direct
     investments............................................     3,984,668
                                                              ------------
                                                               (24,935,481)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     9,117,837
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 11,205,808
                                                              ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2004    OCTOBER 31, 2003
                                                              ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income.....................................    $  2,087,971        $    641,133
  Net realized gain on investments and foreign currency
     transactions...........................................      34,053,318          18,838,037
  Net increase (decrease) in unrealized appreciation on
     investments and foreign currency transactions..........     (24,935,481)        103,638,989
                                                                ------------        ------------
  Net increase in net assets from operations................      11,205,808         123,118,159
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (705,122)           (644,376)
  Capital gains.............................................     (17,225,127)         (1,514,948)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........     (17,930,249)         (2,159,324)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Reinvestment of dividends and distributions (8,740 and 0
     shares, respectively)..................................         332,196                  --
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................      (6,392,245)        120,958,835
                                                                ------------        ------------
NET ASSETS:
Beginning of year...........................................     271,278,220         150,319,385
                                                                ------------        ------------
End of year.................................................    $264,885,975        $271,278,220
                                                                ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR............    $  1,978,886        $    722,029
                                                                ============        ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
================================================================================

                                                                YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------
                                                 2004        2003        2002        2001        2000
                                               --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
-------------------------------
Net asset value, beginning of year...........  $  26.93    $  14.92    $  13.19    $  12.37    $  12.74
Net investment income (loss).................      0.21        0.06        0.11        0.14       (0.03)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions...............................      0.91       12.16        1.75        0.68       (0.23)
                                               --------    --------    --------    --------    --------
Total income (loss) from investment
  operations.................................      1.12       12.22        1.86        0.82       (0.26)
                                               --------    --------    --------    --------    --------
Less distributions:
  Dividend from net investment income........     (0.07)      (0.06)      (0.13)       0.00       (0.11)
  Distributions from net realized capital
    gains....................................     (1.71)      (0.15)       0.00        0.00        0.00
                                               --------    --------    --------    --------    --------
Total distributions..........................     (1.78)      (0.21)      (0.13)       0.00       (0.11)
                                               --------    --------    --------    --------    --------
Net asset value, end of year.................  $  26.27    $  26.93    $  14.92    $  13.19    $  12.37
                                               ========    ========    ========    ========    ========
Per share market price, end of year..........  $  29.15    $  34.74    $  12.61    $  10.74    $   8.94
                                               ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
----------------------------------------
  PRICE).....................................    (12.16)%    179.41%      18.63%      20.13%      (9.14)%
  -----                                        ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of year (000's)..............  $264,886    $271,278    $150,319    $132,912    $124,619
Ratio of expenses to average net assets .....      1.41%       1.76%       1.97%       2.39%       2.12%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense.......      1.34%       1.68%       1.85%       2.31%       2.12%
Ratio of net investment income to average net
  assets.....................................      0.78%       0.32%       0.72%       1.09%      (0.21)%
Portfolio turnover rate......................        40%         55%         68%        115%        108%

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
================================================================================

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2004 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term fixed income investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates

================================================================================

on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distributions of $11,181,223 from Ordinary Income and $6,749,026 from Long-Term Capital Gains during the year ended October 31, 2004. For the year ended October 31, 2003 the Fund made distributions of $2,152,414 from Ordinary Income and $6,910 from Long-Term Capital Gains. As of October 31, 2004 the

================================================================================

components of distributable earnings on a tax basis were $3,061,613 for Undistributed Ordinary Income, $32,931,406 for Undistributed Long-Term Capital Gains, and $89,401,550 for Unrealized Appreciation. There were no differences between book and tax distributable earnings.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At October 31, 2004, Direct Investments amounting to $12,991,360 (4.9% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets") and was paid a fee, computed weekly and payable monthly, at the following annual rates from November 1, 2003 through March 18, 2004: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$75 million. Effective March 19, 2004, Martin Currie Inc. is paid a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$400 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$400 million.

Asian Direct Capital Management ("ADCM") is the investment manager for the Fund's assets allocated to direct investments. ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in Direct Investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In

================================================================================

addition, the Fund reimburses each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2004, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2004, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $101,749,324 and $123,854,398, respectively. At October 31, 2004, the cost of investments for federal income tax purposes was $160,693,538. Gross unrealized appreciation of investments was $97,702,098, while gross unrealized depreciation of investments was $8,431,807, resulting in net unrealized appreciation of investments of $89,270,291.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                                    DIVIDENDS
                                                                                                                   INCLUDED IN
                                           BALANCE OF                                  BALANCE OF                    DIVIDEND
                                           SHARES HELD       GROSS       GROSS SALES   SHARES HELD      VALUE      INCOME-NON-
                                           OCTOBER 31,     PURCHASES         AND       OCTOBER 31,   OCTOBER 31,    CONTROLLED
NAME OF ISSUER                                2003       AND ADDITIONS   REDUCTIONS       2004          2004        AFFILIATES
--------------                             -----------   -------------   -----------   -----------   -----------   ------------
Captive Finance, Ltd. ...................   2,000,000             --          --        2,000,000    $3,045,000      $    --
Tomoike Industrial (H.K.) Ltd. ..........     825,000             --          --          825,000     6,344,492       57,797
Beiren Printing Machinery Holdings
  Ltd. ..................................          --      7,000,000          --        7,000,000     2,225,862       67,658
Nanjing Dahe Outdoor Media Co., Ltd. ....          --     37,500,000          --       37,500,000     2,119,869           --

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding securities.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

The Stockholders and Board of Directors of
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

/S/KPMG LLP
Boston, Massachusetts
December 10, 2004

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
================================================================================

TAX INFORMATION

     CAPITAL GAINS DISTRIBUTIONS: $6,749,026 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

     FOREIGN TAXES CREDIT: The Fund designates $687,364 as foreign taxes paid and $6,336,757 as foreign source income earned for regular Federal income tax purposes.

     QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2004, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its first report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2004.

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2004 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-888-246-2255.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
================================================================================

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Equiserve Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Equiserve Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting EquiServe c/o The China Fund, Inc. at P.O. Box 43010, Providence, Rhode Island 02940-3011. Phone:
1-800-426-5523.

Equiserve Trust Company, N.A. ("EquiServe") or the ("Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator. EquiServe, Inc. an affiliate of EquiServe and a transfer agent registered with the Securities and Exchange Commission, acts as Service Agent for EquiServe. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
================================================================================

the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to EquiServe c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

DIRECTORS AND OFFICERS (UNAUDITED)
================================================================================

The following table sets forth information concerning each of the nominees as a director of the Fund.

                                                              PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE) AND                   PRESENT OFFICE                   DURING PAST FIVE YEARS AND                  DIRECTOR
ADDRESS OF DIRECTOR               WITH THE FUND            DIRECTORSHIPS IN PUBLICLY HELD COMPANIES            SINCE
-------------------              ---------------  ----------------------------------------------------------  --------
Alan Tremain(68)...............  Chairman of the  Chairman of the Board of the Fund; Chairman, Hotels of        1992
  4100 N. Ocean Drive            Board and        Distinction Ventures, Inc. (1989-present); Chairman,
  #1001                          Director         Hotels of Distinction (International), Inc.
  Singer Island, Florida 33404                    (1974-present).
Michael F. Holland(60).........  Director         Director, Reaves Utility Income Fund (2004-present);          1992
  375 Park Avenue                                 Chairman,
  New York, New York 10152                        Holland & Company L.L.C. (1995-present); Director,
                                                  The Holland Balanced Fund, Inc., State Street Master Funds
                                                  and State Street Institutional Investment Trust.
James J. Lightburn(61).........  Director         Attorney, Nomos (2004-present); Attorney, member of Hughes    1992
  13, Rue Alphonse de Neuville                    Hubbard & Reed (1993-2004).
  75017 Paris, France
Joe O. Rogers(55)..............  Director         Manager, The J-Squared Team LLC (April 2003-May 2004);        1992
  2477 Foxwood Drive                              The Rogers Team LLC, organizing member (July
  Chapel Hill, NC 27514                           2001-present); Executive Vice President, Business
                                                  Development, PlanetPortal.com,
                                                  Inc. (Sept. 1999-May 2001); Director, The Taiwan Fund,
                                                  Inc. (1986-present).
Nigel S. Tulloch(58)...........  Director         Chief Executive, HSBC Asset Management Bahamas Limited        1992
  7, Circe Circle                                 (1986-1992); Director, The HSBC China Fund Limited.
  Dalkeith
  WA6009
  Australia
Gary L. French(53).............  President        Senior Vice President, State Street Bank and Trust Company
  225 Franklin Street                             (2002-present); Managing Director, Deutsche Asset
  Boston, MA 02110                                Management, Inc. and Zurich Scudder Investments (acquired
                                                  by Deutsche Bank in 2002) (2001-2002); President, UAM Fund
                                                  Services, Inc. (1995-2001); Treasurer, Fidelity Group of
                                                  Funds (1991-1995); Senior Vice President, Fidelity
                                                  Accounting and Custody Services (1990-1991).
Ann M. Carpenter(38)...........  Treasurer        Vice President, State Street Bank and Trust Company.
  225 Franklin Street
  Boston, MA 02110
Mary Moran Zeven(43)...........  Secretary        Senior Vice President and Senior Managing Counsel, State
  225 Franklin Street                             Street Bank and Trust Company.
  Boston, MA 02110


The Statement of Additional Information for the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-888-CHN-CALL (246-2255).

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                                        26

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                                        27

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                                        28

THE CHINA FUND, INC.
================================================================================

UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02110
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Gary L. French, President
Michael F. Holland, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Ann M. Carpenter, Treasurer
Mary Moran Zeven, Secretary

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Equiserve Trust Company, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2. CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 11(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1)   The Board of Directors of The China Fund, Inc. (the "Fund") has
            determined that the Company has one member serving on the Fund's
            Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

      (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

      For the fiscal year ended October 31, 2004, KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

      For the fiscal years ended October 31, 2003, KPMG billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b)   Audit-Related Fees

      For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

      For the fiscal year ended October 31, 2003, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c)   Tax Fees

      For the fiscal year ended October 31, 2004, KPMG billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

      For the fiscal year ended October 31, 2003, KPMG billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)   All Other Fees

      For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

      For the fiscal year ended October 31, 2003, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which KPMG billed the Fund fees for the fiscal years ended October 31, 2004 and October 31, 2003 were pre-approved by the Audit Committee.

      For the fiscal years ended October 31, 2004 and October 31, 2003, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

(f)   No disclosures are required by this Item 4(f).

(g) For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by KPMG for services rendered to State Street Bank and Trust Company, the parent company of the Fund's direct investment manager, Asian Direct Capital Management, was approximately US$14 million. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund. During this period, KPMG did not provide any services to Martin Currie Inc.

      For the fiscal year ended October 31, 2003, KPMG did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by KPMG for services rendered to State Street Bank and Trust Company, the parent company of the Fund's direct investment manager, Asian Direct Capital Management, was US$440,000. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund. During this period, KPMG did not provide any services to Martin Currie Inc.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by KPMG to State Street Bank and Trust Company is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund's audit committee are Alan Tremain, James J. Lightburn, Nigel Tulloch, Joe O. Rogers and Michael F. Holland.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 11(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment advisers, Asian Direct Capital Management and Martin Currie, Inc.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By: /s/ Gary L. French
    ------------------
    Gary L. French
    President of The China Fund, Inc.

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gary L. French
    ------------------
    Gary L. French
    President of The China Fund, Inc.

Date: January 7, 2005

By: /s/ Ann M. Carpenter
    --------------------
    Ann M. Carpenter
    Treasurer of The China Fund, Inc.

Date: January 7, 2005